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                                                                   EXHIBIT 10.9


                                 LEASE AGREEMENT
                                  (BRIDGEPORT)


         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Bridgeport, Wise County, State of Texas, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the Bridgeport Pre-Parole Transfer Facility;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of twelve (12) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2009 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as
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the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives
Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen
(18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of the initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.


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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                    CCA PRISON REALTY TRUST


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    CORRECTIONS CORPORATION OF AMERICA


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------






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                                    EXHIBIT A

                      Legal Description of Leased Property

THE SURFACE ESTATE ONLY, IN AND TO:

Being a 4.26 acre tract in the Edward Stephens Survey, Abstract Number 755, Wise County, Texas and also being the same tract of land deeded to Concept, Inc., described in instruments recorded in Volume 255, page 523, Real Records, Wise County, Texas and Volume 382, page 17, Real Records, Wise County, Texas and being described as one tract by metes and bounds as follows:

Beginning at a 5/8" iron rod found in the North Right-of-Way of F.M. #1658 for the Southeast corner of said tract described in Volume 255, page 523;

THENCE North 73 degrees 31 minutes 34 seconds West with the North Right-of-Way line of said F.M. #1658 a distance of 335.92 feet to a 3" steel fence post found for the Southwest corner of the tract herein described;

THENCE North 01 degrees 32 minutes 30 seconds East a distance of 697.88 feet to a 3" steel fence post found for the Northwest corner of the tract herein described;

THENCE North 89 degrees 03 minutes 36 seconds East a distance of 164.69 feet to a 1/2" iron pipe found for a corner;

THENCE South 89 degrees 38 minutes 04 seconds East a distance of 57.10 feet to a 5/8" iron rod found for the most North Northeast corner of the tract herein described;

THENCE South 01 degrees 30 minutes 36 seconds West a distance of 551.24 feet to a 3" steel fence post found for a ell corner of the tract herein described;

THENCE South 88 degrees 01 minutes 24 seconds East a distance of 102.37 feet to a 5/8" iron rod found for the most East Northeast corner of the tract herein described;

THENCE South 01 degrees 28 minutes 34 seconds West a distance of 240.72 feet to the point of beginning and containing 4.26 acres of land, more or less.




                                         Bridgeport Pre-Parole Transfer Facility
                                                  Bridgeport, Wise County, Texas
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                                    EXHIBIT B

                                  Mortgage Debt

                Property: Bridgeport Pre-Parole Transfer Facility



This property is subject to the following Mortgage Debt:

         That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.
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                                    EXHIBIT C

                              Permitted Exceptions

                Property: Bridgeport Pre-Parole Transfer Facility

1. Standby fees, taxes and assessments by any taxing authority for the year 1997, and subsequent years.

2. Reservation of all oil, gas and other minerals contained in deed dated January 3, 1975, from A. J. Whelan, et al. to Robert Goode, recorded in Volume 340, page 181, Deed Records of Wise County, Texas.

3. Reservation of all oil, gas and other minerals contained in deed dated March 10, 1977, from A. J. Whelan, et al to Gordon E. Taylor, recorded in Volume 362, page 442, Deed Records of Wise County, Texas.

4. Right-of-Way to West Wise Rural Water Supply Corp., dated July 15, 1993, recorded in Volume 541, page 586, Real Records of Wise County, Texas.

5. Water and sewer lines across subject property as shown on survey dated April 15, 1997, as revised June 18, 1997, prepared by Roger C. Steadham, R.P.L.S. No. 4281.

6. Overhead electric and telephone lines as shown on survey dated April 15, 1997, as revised June 18, 1997, prepared by Roger C. Steadham, R.P.L.S. No. 4281.

7. Fence inset along the North and East property lines as shown on survey dated April 15, 1997, as revised June 18, 1997, prepared by Roger C. Steadham, R.P.L.S. No. 4281.

8. Rights of the Wise County Water Control and Improvement District #1 to issue bonds.

9. All matters shown on the Survey, dated April 15, 1997, as revised June 18, 1997, prepared by Roger C. Steadham, R.P.L.S. No. 4281, Steadham Surveying, 608 13th Street, Bridgeport, Texas 76426.
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                                    EXHIBIT D

                               Base Rent Schedule

                Property: Bridgeport Pre-Parole Transfer Facility


         Tenant will pay to Landlord annual Base Rent of $400,000.00, payable in equal monthly installments of $33,333.33.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.